UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The sole purpose of this Amendment No. 1 to Parkway Properties, Inc.’s Form 8-K filed on September 22, 2014 (the “Form 8-K”) is to file Exhibit 10.1, the Purchase and Sale Agreement (the "Purchase and Sale Agreement"), dated as of September 19, 2014, by and between PKY SUSP, LLC, a subsidiary of Parkway Properties, Inc., and Corporate Center One Owner LLC, Corporate Center Two Owner LLC, Corporate Center Three Owner LLC, Deerfield One Owner Corp., Deerfield Two Owner Corp., Greens Crossing II Owner LP, H. River One Owner LLC, H. River Two Owner LLC, H. River Three Owner LLC, Lakeside I Owner Corp., Lakeside II Owner Corp, Paragon Owner Corp., Resource Square One Owner LLC, Resource Square Two Owner LLC, Resource Square Three Owner LLC, Satellite 300 Owner Corp., Satellite 400 Owner Corp., Satellite 600 Owner Corp., Satellite 800 Owner Corp., Stony Point II Owner Corp. and Timberway One Owner LP.
No other changes have been made to the Form 8-K other than as described above, and the description of the Purchase and Sale Agreement in the Form 8-K is qualified in its entirety by reference to the Purchase and Sale Agreement, which is attached to this Amendment No. 1 as Exhibit 10.1. This Amendment No. 1 does not reflect subsequent events occurring after the original filing date of the Form 8-K or modify or update in any way disclosures made in the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 10.1
Purchase and Sale Agreement, dated as of September 19, 2014, by and between PKY SUSP, LLC and Corporate Center One Owner LLC, Corporate Center Two Owner LLC, Corporate Center Three Owner LLC, Deerfield One Owner Corp., Deerfield Two Owner Corp., Greens Crossing II Owner LP, H. River One Owner LLC, H. River Two Owner LLC, H. River Three Owner LLC, Lakeside I Owner Corp., Lakeside II Owner Corp, Paragon Owner Corp., Resource Square One Owner LLC, Resource Square Two Owner LLC, Resource Square Three Owner LLC, Satellite 300 Owner Corp., Satellite 400 Owner Corp., Satellite 600 Owner Corp., Satellite 800 Owner Corp., Stony Point II Owner Corp. and Timberway One Owner LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2014                 PARKWAY PROPERTIES, INC.

BY:    /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1
Purchase and Sale Agreement, dated as of September 19, 2014, by and between PKY SUSP, LLC and Corporate Center One Owner LLC, Corporate Center Two Owner LLC, Corporate Center Three Owner LLC, Deerfield One Owner Corp., Deerfield Two Owner Corp., Greens Crossing II Owner LP, H. River One Owner LLC, H. River Two Owner LLC, H. River Three Owner LLC, Lakeside I Owner Corp., Lakeside II Owner Corp, Paragon Owner Corp., Resource Square One Owner LLC, Resource Square Two Owner LLC, Resource Square Three Owner LLC, Satellite 300 Owner Corp., Satellite 400 Owner Corp., Satellite 600 Owner Corp., Satellite 800 Owner Corp., Stony Point II Owner Corp. and Timberway One Owner LP.